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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2003

Jardine Fleming India Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-8284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York 10019
(Address of principal executive offices)

Registrant's telephone number, including area code 212-882-5977

Former address: c/o Mitchell Hutchins Asset Management,
1285 Avenue of the Americas, New York, NY 10019
(Former name or former address, if changed since last report.)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jardine Fleming India Fund, Inc.
(Registrant)
Date February 10, 2003	/s/ Joanne M. Kilkeary
(Signature) Joanne M. Kilkeary

Print name and title of the signing officer under his signature.